                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      20
            REPORT OF INDEPENDENT AUDITORS      24
                DIVIDEND REINVESTMENT PLAN      25
    TRUST OFFICERS AND IMPORTANT ADDRESSES      27
              RESULTS OF SHAREHOLDER VOTES      28

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

-----------------------------------------------------------------------
AMEX Ticker Symbol                                              VMV
-----------------------------------------------------------------------
One-year total return based on market price(1)               11.68%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                         9.12%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      5.94%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.55%
-----------------------------------------------------------------------
Net asset value                                              $14.84
-----------------------------------------------------------------------
Closing common stock price                                 $13.9375
-----------------------------------------------------------------------
One-year high common stock price (09/05/00)                $14.4375
-----------------------------------------------------------------------
One-year low common stock price (02/10/00)                 $12.3125
-----------------------------------------------------------------------
Preferred share rate(5)                                       3.00%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 43.7% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  69.5%
- AA/Aa..............   7.1%
- A/A................   9.9%
- BBB/Baa............   9.0%
- B/B................   1.2%
- Non-Rated..........   3.3%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  67.4%
- AA/Aa..............  10.0%
- A/A................  11.9%
- BBB/Baa............   5.9%
- BB/Ba..............   1.4%
- Non-Rated..........   3.4%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.069
12/99                                                                            0.069
1/00                                                                             0.069
2/00                                                                             0.069
3/00                                                                             0.069
4/00                                                                             0.069
5/00                                                                             0.069
6/00                                                                             0.069
7/00                                                                             0.069
8/00                                                                             0.069
9/00                                                                             0.069
10/00                                                                            0.069

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
Transportation                                                             21.20                              18.00
Health Care                                                                18.60                              25.30
Higher Education                                                           12.10                              12.10
Student Loan                                                               11.10                              11.40
Multi-Family Housing                                                        9.00                               9.50

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1993 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/93                                                                      14.8800                            15.0000
                                                                          15.1100                            14.7500
                                                                          15.5100                            14.7500
12/93                                                                     15.3000                            14.7500
                                                                          13.0800                            13.5000
                                                                          13.0300                            12.7500
                                                                          12.7800                            11.6250
12/94                                                                     12.1300                            11.1250
                                                                          13.4100                            12.8750
                                                                          13.6500                            12.3750
                                                                          13.9800                            12.2500
12/95                                                                     14.8000                            12.1250
                                                                          14.1500                            12.3750
                                                                          14.0300                            12.1250
                                                                          14.3500                            12.3750
12/96                                                                     14.6400                            12.5000
                                                                          14.3300                            13.1250
                                                                          14.7800                            13.7500
                                                                          15.2100                            14.4370
12/97                                                                     15.5200                            14.6250
                                                                          15.5300                            14.3750
                                                                          15.5200                            14.8125
                                                                          15.9100                            15.8125
12/98                                                                     15.7700                            15.8750
                                                                          15.6100                            15.5000
                                                                          15.0100                            14.3125
                                                                          14.6700                            14.3125
12/99                                                                     14.2600                            14.0625
                                                                          14.4600                            13.4375
                                                                          14.4800                            13.7500
                                                                          14.6900                            14.0000
10/00                                                                     14.8400                            13.9375

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN
MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    At the state level, the Massachusetts economy continued its strong performance. Per capita income growth, at 6.7 percent in 1999, was second best in the nation. Per capita income of $35,733 was fourth best nationally, 130 percent above the national average. The state's unemployment rate, averaging just 2.7 percent for the first eight months of 2000, has consistently been below the national rate. These factors, combined with a diverse and expanding economy, have helped offset the state's heavy debt burden.

    Supply in the Massachusetts municipal market was down for the fiscal year, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing. The state budget, for example, ended its fiscal year on June 30, 2000, with a surplus estimated at $700 million. Still, Massachusetts was ranked seventh in new bond issuance for the first nine months of 2000, with volume totaling $1.24 billion.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive level of income. Its monthly dividend of $0.069 per share translates to a distribution rate of 5.94 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 10.55 percent for an investor in the 43.7 percent combined federal and state income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of 11.68 percent based on market price. This reflects an increase in market price from $13.2500 per share on October 31, 1999, to $13.9375 per share on October 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Massachusetts Municipal Bond Index posted a total return of 8.33 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of Massachusetts municipal securities with maturities greater than five years, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted in February of 2000 and had largely implemented by the end of March. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   As we extended the trust's duration,
we sold short-duration, high-coupon bonds and bought long-duration discount bonds. The net effect was to make the trust more responsive to changes in interest rates. At the same time, we took advantage of wide spreads in the high-yield sector to selectively add to the trust's BBB position. Bonds in the high-yield sector had lagged the high-grade market in 2000, increasing their yield advantage to the highest levels seen in several years.

    Over the course of the reporting period, the portfolio composition came to reflect these activities, as the trust's weighted average maturity increased by over 2 years, to 15 years, and its BBB allocation increased by 3.1 percent to
9.0 percent. Notable sector allocation changes included a 6.7 percent decline in health care and a 4 percent decline in water and sewer.

Q   WHAT WERE THE MOST SIGNIFICANT
    CHALLENGES YOU FACED IN MANAGING THE TRUST?

A   The health-care environment in
Massachusetts continues to be challenging for hospitals, insurance companies, and consumers. Harvard Pilgrim Health Care Inc., an insurance company, has faced significant operating losses and is currently under the control of state regulators. A number of other recent events highlighted the ongoing difficulties of the Massachusetts health-care system, prompting a governor-appointed task force to recommend setting up a fund to bail out troubled hospitals. Market forces may continue to evolve and change the health-care dynamics in Massachusetts over the near term. In response to this situation, we reduced the trust's holdings in health-care bonds by 6.7 percent, as we felt this sector was comparatively less attractive than other sectors on a risk/reward basis. We will continue to monitor the trust's health-care holdings closely in light of these events.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for muni-cipal securities should remain healthy. This should bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depen-ding on its return prospects and price volatility.

    For the time being, bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance.

    We will be closely monitoring the impact of recently approved state budget initiatives. The most notable is a reduc-tion of the state income tax rate from
5.75 percent to 5 percent over a three-year period ending in 2003. This change is projected to reduce annual revenue by approximately $1.1 billion by 2004, which could be significant for a budget where income taxes now represent roughly 57 percent of state tax revenues.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  98.2%
          MASSACHUSETTS  91.5%
$1,705    Boston, MA Metro Dist Rfdg................... 6.500%   12/01/13   $ 1,839,661
 1,500    Chelsea, MA Sch Proj Ln Act 1948 (AMBAC
          Insd)........................................ 5.700    06/15/06     1,585,770
 1,000    Chelsea, MA Sch Proj Ln Act 1948 (Prerefunded
          @ 06/15/04) (AMBAC Insd)..................... 6.500    06/15/12     1,085,750
 2,385    Greater Lawrence, MA San District (MBIA
          Insd)........................................ 6.000    06/15/17     2,541,480
 2,400    Lowell, MA (Prerefunded @ 04/01/05) (FSA
          Insd)........................................ 6.625    04/01/15     2,645,112
 1,500    Massachusetts Bay Tran Auth MA Genl Tran Sys
          Ser B (Prerefunded @ 03/01/04)............... 5.900    03/01/12     1,592,250
   700    Massachusetts Edl Ln Auth Edl Ln Rev Issue E
          Ser B (AMBAC Insd)........................... 6.250    07/01/11       734,041
   870    Massachusetts Edl Ln Auth Edl Ln Rev Issue E
          Ser B (AMBAC Insd)........................... 6.300    07/01/12       910,255
 1,000    Massachusetts Muni Wholesale Elec Co Pwr
          Supply Sys Rev Ser C (MBIA Insd)............. 6.625    07/01/10     1,050,260
 1,000    Massachusetts St Dev Fin Agy Rev MA College
          of Pharmacy Ser B............................ 6.750    07/01/30     1,028,310
 2,000    Massachusetts St Hlth & Edl Fac Brandeis Univ
          Ser I (MBIA Insd)............................ 4.750    10/01/28     1,728,000
   500    Massachusetts St Hlth & Edl Fac Auth Rev (FHA
          Gtd)......................................... 5.950    02/15/17       502,575
 1,500    Massachusetts St Hlth & Edl Fac Auth Rev
          Baystate Med Cent Ser D Rfdg (FGIC Insd)..... 5.000    07/01/12     1,482,285
 2,500    Massachusetts St Hlth & Edl Fac Auth Rev
          Faulkner Hosp Ser C (Prerefunded @
          07/01/03).................................... 6.000    07/01/13     2,628,100
   250    Massachusetts St Hlth & Edl Fac Auth Rev
          Harvard Pilgrim Hlth Ser A (FSA Insd)........ 5.000    07/01/28       217,035
 1,000    Massachusetts St Hlth & Edl Fac Auth Rev
          Mount Auburn Hosp Issue Ser B-1 (MBIA
          Insd)........................................ 6.300    08/15/24     1,032,060
 2,000    Massachusetts St Hlth & Edl Fac Auth Rev New
          England Med Cent Hosp Ser F (FGIC Insd)...... 6.500    07/01/12     2,088,320

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MASSACHUSETTS (CONTINUED)
$1,000    Massachusetts St Hlth & Edl Fac Auth Rev
          Newton Wellesley Hosp Issue Ser E (MBIA
          Insd)........................................ 5.875%   07/01/15   $ 1,028,180
 2,000    Massachusetts St Hlth & Edl Fac Auth Rev
          North Shore Med Cent Ser A (MBIA Insd)....... 5.625    07/01/14     2,029,840
 1,000    Massachusetts St Hlth & Edl Fac Auth Rev
          Saint Mem Med Cent Ser A..................... 6.000    10/01/23       778,830
 1,000    Massachusetts St Hlth & Edl Fac Auth Rev Vly
          Regl Hlth Sys Ser C Rfdg (Connie Lee Insd)... 7.000    07/01/10     1,155,480
 2,000    Massachusetts St Hsg Fin Agy (FNMA
          Collateralized).............................. 6.800    11/15/12     2,092,140
 2,185    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd)............... 6.600    07/01/14     2,277,797
   750    Massachusetts St Hsg Fin Agy Rental Mtg Ser D
          (AMBAC Insd)................................. 6.200    07/01/15       775,942
   500    Massachusetts St Indl Fin Agy Rev First Mtg
          Loomis House & Vlg Proj (Prerefunded @
          07/01/03).................................... 7.500    07/01/17       569,565
 2,000    Massachusetts St Indl Fin Agy Rev Suffolk
          Univ (AMBAC Insd)............................ 5.250    07/01/27     1,903,500
 2,075    Massachusetts St Indl Fin Agy Rev Tufts Univ
          Ser H (MBIA Insd)............................ 4.750    02/15/28     1,809,815
 1,500    Massachusetts St Indl Fin Agy Rev Whitehead
          Inst Biomedical Research..................... 5.125    07/01/26     1,389,075
 1,000    Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham............................. 6.900    12/01/29     1,045,970
 1,000    Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham............................. 6.950    12/01/35     1,033,270
 1,000    Massachusetts St Spl Oblig Rev Ser A......... 5.700    06/01/10     1,037,200
 2,000    Massachusetts St Tpk Auth Metro Subord Ser A
          (AMBAC Insd)................................. 5.000    01/01/39     1,773,140
 2,000    Massachusetts St Tpk Auth Metro Highway Sys
          Rev Ser B (MBIA Insd)........................ 5.250    01/01/29     1,897,160
 3,000    Massachusetts St Tpk Auth Rev Ser A Rfdg..... 5.000    01/01/13     3,009,300
 1,500    Narragansett, MA Reg Sch Dist (AMBAC Insd)... 5.375    06/01/18     1,496,550
 2,550    New England Edl Ln Mktg Corp MA Student Ln
          Rev Sub Issue G.............................. 6.000    03/01/02     2,588,709

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MASSACHUSETTS (CONTINUED)
$2,500    New England Edl Ln Mktg Corp MA Student Ln
          Rev Sub Issue H.............................. 6.900%   11/01/09   $ 2,771,125
 1,000    South Essex, MA Swg Dist Ser A Rfdg (MBIA
          Insd)........................................ 5.250    06/15/24       951,250
   825    Taunton, MA Elec............................. 8.000    02/01/04       905,165
                                                                            -----------
                                                                             59,010,267
                                                                            -----------
          GUAM  1.6%
 1,000    Guam Govt Ser A.............................. 5.750    09/01/04     1,002,000
                                                                            -----------

          PUERTO RICO  3.5%
 2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser Y Rfdg (FSA Insd)........................ 6.250    07/01/21     2,248,880
                                                                            -----------

          U. S. VIRGIN ISLANDS  1.6%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A............................ 6.375    10/01/19     1,028,040
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS  98.2%
  (Cost $59,984,455).....................................................    63,289,187
SHORT-TERM INVESTMENTS  0.3%
  (Cost $200,000)........................................................       200,000
                                                                            -----------
TOTAL INVESTMENTS  98.5%
  (Cost $60,184,455).....................................................    63,489,187
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%..............................       991,133
                                                                            -----------

NET ASSETS  100.0%.......................................................   $64,480,320
                                                                            ===========

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
FNMA--Federal National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $60,184,455)........................  $63,489,187
Cash........................................................       60,570
Interest Receivable.........................................    1,161,279
Other.......................................................          192
                                                              -----------
    Total Assets............................................   64,711,228
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       35,795
  Administrative Fee........................................       10,877
  Affiliates................................................        6,437
  Income Distributions--Preferred Shares....................        4,111
Trustees' Deferred Compensation and Retirement Plans........      108,553
Accrued Expenses............................................       65,135
                                                              -----------
    Total Liabilities.......................................      230,908
                                                              -----------
NET ASSETS..................................................  $64,480,320
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,000 issued with liquidation preference of
  $25,000 per share)........................................  $25,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 2,660,684 shares issued and
  outstanding)..............................................       26,607
Paid in Surplus.............................................   38,904,404
Net Unrealized Appreciation.................................    3,304,732
Accumulated Undistributed Net Investment Income.............      257,621
Accumulated Net Realized Loss...............................   (3,013,044)
                                                              -----------
    Net Assets Applicable to Common Shares..................   39,480,320
                                                              -----------
NET ASSETS..................................................  $64,480,320
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($39,480,320 divided by
  2,660,684 shares outstanding).............................  $     14.84
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $3,684,116
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     411,990
Administrative Fee..........................................     126,766
Preferred Share Maintenance.................................      78,265
Trustees' Fees and Related Expenses.........................      17,868
Legal.......................................................      12,643
Custody.....................................................       5,287
Other.......................................................     104,522
                                                              ----------
    Total Expenses..........................................     757,341
    Less Credit Earned on Overnight Cash Balances...........          50
                                                              ----------
    Net Expenses............................................     757,291
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,926,825
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   51,667
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,023,569
  End of the Period.........................................   3,304,732
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,281,163
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,332,830
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,259,655
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2000    OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 2,926,825         $ 2,843,830
Net Realized Gain/Loss..............................        51,667              (7,195)
Net Unrealized Appreciation/Depreciation During the
  Period............................................     1,281,163          (3,764,211)
                                                       -----------         -----------
Change in Net Assets from Operations................     4,259,655            (927,576)
                                                       -----------         -----------

Distributions from Net Investment Income:
  Common Shares.....................................    (2,202,802)         (2,074,916)
  Preferred Shares..................................      (879,644)           (647,800)
                                                       -----------         -----------
Total Distributions.................................    (3,082,446)         (2,722,716)
                                                       -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     1,177,209          (3,650,292)
                                                       -----------         -----------

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment......................................           -0-              28,267
                                                       -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS...............     1,177,209          (3,622,025)
NET ASSETS:
Beginning of the Period.............................    63,303,111          66,925,136
                                                       -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $257,621
  and $413,242, respectively).......................   $64,480,320         $63,303,111
                                                       ===========         ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                      --------------------------------
                                                        2000        1999        1998
                                                      --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)......    $  14.40    $  15.77    $  15.24
                                                      --------    --------    --------
  Net Investment Income...........................        1.10        1.07        1.07
  Net Realized and Unrealized Gain/Loss...........         .50       (1.42)        .56
                                                      --------    --------    --------
Total from Investment Operations..................        1.60        (.35)       1.63
                                                      --------    --------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders...................         .83         .78         .78
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders...................         .33         .24         .32
  Distributions from Net Realized Gain:
    Paid to Common Shareholders...................         -0-         -0-         -0-
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders...................         -0-         -0-         -0-
                                                      --------    --------    --------
Total Distributions...............................        1.16        1.02        1.10
                                                      --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD................    $  14.84    $  14.40    $  15.77
                                                      ========    ========    ========

Market Price Per Share at End of the Period.......    $13.9375    $13.2500    $15.8750
Total Investment Return at Market Price (b).......      11.68%     -12.07%      13.22%
Total Return at Net Asset Value (c)...............       9.12%      -3.92%       8.78%
Net Assets at End of the Period (In millions).....    $   64.5    $   63.3    $   66.9
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares**..............................       1.97%       1.88%       1.88%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)..........       5.31%       5.38%       4.84%
Portfolio Turnover................................         23%          5%          3%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares.....................       1.19%       1.17%       1.17%

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.342 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                             APRIL 30, 1993
                                             (COMMENCEMENT
YEAR ENDED OCTOBER 31,                       OF INVESTMENT
-----------------------------------------    OPERATIONS) TO
     1997      1996      1995      1994     OCTOBER 31, 1993
------------------------------------------------------------
    $ 14.53   $ 14.26   $ 12.27   $ 15.47       $ 14.66
    -------   -------   -------   -------       -------
       1.08      1.07      1.08      1.09           .39
        .70       .21      2.01     (3.16)          .75
    -------   -------   -------   -------       -------
       1.78      1.28      3.09     (2.07)         1.14
    -------   -------   -------   -------       -------
        .78       .72       .77       .83           .27
        .29       .29       .33       .23           .06
        -0-       -0-       -0-       .06           -0-
        -0-       -0-       -0-       .01           -0-
    -------   -------   -------   -------       -------
       1.07      1.01      1.10      1.13           .33
    -------   -------   -------   -------       -------
    $ 15.24   $ 14.53   $ 14.26   $ 12.27       $ 15.47
    =======   =======   =======   =======       =======

    $14.500   $12.375   $12.000   $11.375       $15.375
     23.97%     9.26%    12.26%   -20.95%         4.38%*
     10.51%     7.13%    23.19%   -15.40%         5.01%*
    $  65.5   $  63.6   $  62.9   $  57.6       $  66.1
      1.95%     2.06%     2.17%     2.12%         1.91%
      5.29%     5.49%     5.65%     6.22%         4.45%
         8%       12%       65%      108%           35%*
      1.19%     1.24%     1.27%     1.26%         1.40%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Massachusetts Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide common shareholders with a high level of current income exempt from federal income taxes and Massachusetts personal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in Massachusetts municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2000, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $3,013,044 which will expire between October 31, 2002 and October 31, 2007.

    At October 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $60,184,455; the aggregate gross unrealized appreciation is $3,527,873 and the aggregate gross unrealized depreciation is $223,141 resulting in net unrealized appreciation on long- and short-term investments of $3,304,732.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended October 31, 2000, the Trust's custody fee was reduced by $50 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $1,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the Trust recognized expenses of approximately $22,100 representing Van Kampen's cost of providing accounting and legal services to the Trust which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2000 and 1999, paid in surplus related to common shares aggregated $38,904,404.

    Transactions in common shares were as follows:

                                                       YEAR ENDED          YEAR ENDED
                                                    OCTOBER 31, 2000    OCTOBER 31, 1999
----------------------------------------------------------------------------------------
Beginning Shares..................................     2,660,684           2,658,893
Shares Issued Through Dividend Reinvestment.......           -0-               1,791
                                                       ---------           ---------
Ending Shares.....................................     2,660,684           2,660,684
                                                       =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $14,656,740 and $14,924,458, respectively.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

5. PREFERRED SHARES

The Trust has outstanding 1,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 2000 was 3.000%. During the year ended October 31, 2000, the rates ranged from 2.000% to 5.250%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Massachusetts Value Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Massachusetts Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 13, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Massachusetts Value Municipal Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MASSACHUSETTS VALUE
MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT
STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 100.00% of the income distributions as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board auditors Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent auditors.

1) With regard to the election of the following trustees by common shareholders:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
David C. Arch..........................................  2,417,596             17,048
Howard J Kerr..........................................  2,417,596             17,048

The other Trustees whose term did not expire in 2000 were: Rod Dammeyer, Richard
F. Powers, III, Theodore A. Myers, Hugo F. Sonnenschein and Wayne W. Whalen.

2) With regards to the ratification of Deloitte & Touche LLP as the independent auditors for the Trust 2,417,223 shares voted in favor of the proposal, 2,039 shares voted against and 15,382 shares abstained.